UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2006

DRUCKER, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29670	95-3303637
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Suite 900, 789 West Pender Street
Vancouver, BC, Canada V6C 1H2
(New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 689-4407

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

On January 19, 2006, Drucker, Inc. (the “Company”) announced that it had terminated its acquisition agreement (“the Agreement”), originally dated June 15, 2003, with Speed One Investment Limited and Beijing Beike Machinery Electronic Materials Hightech Corporation for the acquisition of Beijing Beike-Masic Automation Engineering Technology Company Limited (“BK”). Since the original signing of the agreement over two years ago, the parties have been unable to close on the Agreement. The termination of the acquisition was mutually agreed to by the parties to be effective as of June 30, 2005.

As a result of the termination of the Agreement, a change in control of the Registrant occurred whereby the 17,500,000 shares issued as consideration for the 25% interest in BK (which had been transferred to the Company) were cancelled and the 25% interest in BK returned to the original holder thereof.

Copy of the Company's Press Release is filed as an Exhibit to this Form 8-K.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

At a directors’ meeting held on Friday January 13, 2006 four of the Company’s directors, Liu Wei Zhang, Ge Liang Song, Sun Yi Kang and Hong Liang resigned from the Board. All of the aforesaid former directors were associated with BK. Two new directors Robert Smiley, and Ken A. Kow, were appointed to the Board. Mr. Smiley also was appointed president and Mr. Kow was appointed as corporate secretary of the Company. Gerry Runolfson, a current director was appointed Chairman of the Board of Directors.

Mr. Smiley is a self employed business consultant and a director of Canadian Imperial Ventures Corp., Teuton Resources Corp. and Minvita Enterprises Corp. He is also a director and president of Richco Investors Inc. and corporate secretary of First Fortune Investments Inc. All of the forgoing are TSX Venture Exchange listed companies. His main business focus over the past five years has been in the mining and petroleum industries.

Mr. Kow was a director of the Company from 2000 to 2003 and served as Manager, Petroleum Operations in charge of petroleum exploration from 1997 to 2003. He has served as Director of Richco Investors Inc. (TSX Venture) since 1997 to present and as Secretary of Richco Investors Inc. from 1997 to 2002, and from 2005 to present.

SECTION 7 - REGULATION FD DISCLOSURE

ITEM 7.01.	REGULATION FD DISCLOSURE

The Company's new address is Suite 900, 789 West Pender Street, Vancouver, BC, Canada V6C 1H2. Their new phone number is (604) 689-4407, and their new fax number is (604) 408-8515.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated January 19, 2006: Drucker Agrees to Termination of BK Acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUCKER, INC.

Date: January 24, 2006	By:	/s/ Robert Smiley

Robert Smiley, President